Exhibit 1

JOINT FILING AGREEMENT
PURSUANT TO RULE 13d-1(k)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G may be filed on behalf of each of the undersigned without the necessity of filing additional joint filing agreements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others, except to the extent that it knows that such information is inaccurate.

Dated: August 18, 2017.

PACIFIC ROAD RESOURCES RENO CREEK CAYCO 1 LTD.	PACIFIC ROAD RESOURCES RENO CREEK CAYCO 2 LTD.

By: /s/ Evan Burtton	By: /s/ Evan Burtton
Name: Evan Burtton	Name: Evan Burtton
Title: Director	Title: Director

PACIFIC ROAD RESOURCES RENO CREEK CAYCO 3 LTD.	PACIFIC ROAD RESOURCES RENO CREEK CAYCO 4 LTD.

By: /s/ Evan Burtton	By: /s/ Evan Burtton
Name: Evan Burtton	Name: Evan Burtton
Title: Director	Title: Director

PACIFIC ROAD RESOURCES RENO CREEK AIV 1 LP	PACIFIC ROAD RESOURCES RENO CREEK AIV 2 LP

By: Pacific Road Capital Management G.P. Limited, its general partner	By: Pacific Road Capital Management G.P. Limited, its general partner

By: /s/ Evan Burtton	By: /s/ Evan Burtton
Name: Evan Burtton	Name: Evan Burtton
Title: Director	Title: Director

PACIFIC ROAD RESOURCES RENO CREEK AIV 3 LP	PACIFIC ROAD RESOURCES RENO CREEK AIV 4 LP

By: Pacific Road Capital Management G.P. Limited, its general partner	By: Pacific Road Capital Management G.P. Limited, its general partner

By: /s/ Evan Burtton	By: /s/ Evan Burtton
Name: Evan Burtton	Name: Evan Burtton
Title: Director	Title: Director

PACIFIC ROAD CAPITAL MANAGEMENT G.P. LIMITED	RENO CREEK UNIT TRUST

By: /s/ Evan Burtton Name: Evan Burtton	By: PRCM Nominees Pty Limited, its trustee
Title: Director
By: /s/ Greg Dick
PRCM NOMINEES PTY LIMITED	Name: Greg Dick
Title: Secretary
By: /s/ Greg Dick
Name: Greg Dick
Title: Secretary